UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 19, 2011 (Date of earliest event reported)

ALLIED NEVADA GOLD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9790 Gateway Drive, Suite 200, Reno, Nevada 89521

(Address of principal executive offices)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Allied Nevada Gold Corp. (the “Company”) annual meeting of stockholders was held on Wednesday, October 19, 2011, in Toronto, Canada. The following matters were submitted to a vote of the stockholders, the results of which are as follows:

1.	The Company’s stockholders re-elected the following directors to each serve until the next annual meeting of stockholders or until his respective successor is elected and qualified.

Number of Votes
	For	Against	Abstain	Broker Non- Votes
Robert M. Buchan	45,593,137	20,892,144	368,857	0
Scott A. Caldwell	62,329,748	4,515,668	8,722	0
John W. Ivany	64,119,598	2,727,418	7,122	0
Cameron A. Mingay	58,553,151	8,274,015	26,972	0
Terry M. Palmer	64,781,283	2,065,733	7,122	0
Carl Pescio	66,290,176	556,840	7,122	0
D. Bruce Sinclair	64,393,768	2,432,298	28,072	0
Robert G. Wardell	61,214,323	5,632,693	7,122	0

2.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non- Votes
66,063,086	698,794	92,258	0

3.	The Company’s stockholders cast the highest number of votes in favor of holding future non-binding advisory votes on the compensation of the Company’s named executive officers on an annual basis.

Number of Votes
1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
32,910,767	5,342,171	28,514,037	87,163	0

4.	The Company’s stockholders ratified the selection of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent auditors for the fiscal year ending December 31, 2011.

Number of Votes
For	Against	Abstain	Broker Non- Votes
66,828,509	21,363	4,266	0

5.	The Company’s stockholders approved the amendment to and restatement of the Company’s certificate of incorporation to, among other things, increase the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 shares.

Number of Votes
For	Against	Abstain	Broker Non- Votes
60,329,885	6,516,875	7,378	0

6.	The Company’s stockholders approved the Allied Nevada Gold Corp. Deferred Phantom Unit Plan, as amended and restated.

Number of Votes
For	Against	Abstain	Broker Non- Votes
60,878,490	5,932,256	43,392	0

7.	The Company’s stockholders approved the Allied Nevada Gold Corp. Deferred Share Unit Plan.

Number of Votes
For	Against	Abstain	Broker Non- Votes
61,240,287	5,570,791	43,060	0

The matters acted upon at the Company’s annual meeting of stockholders are described in more detail in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 26, 2011.

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 25, 2011	Allied Nevada Gold Corp.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Executive Vice President and Chief Financial Officer